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                                                                  EXHIBIT 10.204
                      NON-QUALIFIED STOCK OPTION AGREEMENT

                           WILSHIRE TECHNOLOGIES, INC

                             1993 STOCK OPTION PLAN

               THIS NON-QUALIFIED STOCK OPTION AGREEMENT ("Agreement") dated June 30, 2001, is made and entered into by and between WILSHIRE TECHNOLOGIES, INC., a California corporation ("Company"), and Charles H. Black ("Optionee").

               1. GRANT OF OPTION. The Company hereby confirms the grant by the Committee to the Optionee, effective June 30, 2001, of a non-qualified stock option ("NQO") to purchase up to 2,000 shares of the Company's Common Stock, no par value per share ("Common Stock"), at a price of $ .14 per share ("Option") pursuant to the Company's 1993 Stock Option Plan ("Plan"), a copy of which is attached hereto. All of the terms and conditions of the Plan are hereby incorporated by reference into this Agreement. Capitalized terms used in this Agreement but not defined herein shall have the same meanings as in the Plan. This option is, in its entirety, intended to be a non-qualified stock option under the provisions of the Code.

               2. DURATION OF OPTION. This option expires on June 30, 2006, being five (5) years from the date of grant of this option, except that the term of this Option is subject to earlier termination pursuant to the provisions of Sections 4, 10 and 13 of the Plan.

               3. VESTING SCHEDULE; EXERCISE OF OPTION

                  (a) This option vests as follows:

                      As to 2,000 shares on December 31, 2001.

                  (b) The vested portion of the Option may be exercised, to the extent not previously exercised, in whole or in part at any time, or from time to time, prior to the expiration of the Option. Written notice of the exercise of all or any part of this Option shall be given to the Secretary of the Company and shall be deemed to have been received either when delivered personally to the office of the Secretary or at 11:59 p.m. on the date of any U.S. Postal Service postmark on the notice. Such notice shall be irrevocable and shall specify the number of shares to be purchased and the purchase price to be paid therefor and must be accompanied by the payment of the purchase price as provided in SECTION 4 below. Upon the exercise of this option, the Company will issue or cause to be issued a certificate or certificates for the Common Stock being purchased as promptly as practicable.

               4. PAYMENT OF OPTION PRICE. The Purchase price of Common Stock upon any exercise of this option shall be paid in full to the Company at the time of such exercise in cash (including by check) or, subject to the approval of the Committee, by the surrender to the Company of shares of previously acquired Common Stock which shall be valued at the fair market value on the date this option is exercised (determined by the Committee in accordance with the method for establishing fair market value contained in Section 8 of the Plan), or by a combination of cash and Common Stock.


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               5. NONTRANSFERABILITY OF OPTION. This option shall not be
transferable or assignable by the Optionee, other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, and shall only be exercisable during the Optionee's lifetime by him or his guardians, conservators or other legal representatives. This option shall not be pledged or hypothecated in any way and shall not be subject to execution, attachment, or similar process without the express written consent of the Committee.

               6. OPTIONEE BOUND BY PLAN. The Optionee hereby acknowledges receipt of the attached copy of the Plan and agrees to be bound by all the terms and provisions thereof, as amended, and by all determinations of the Committee thereunder.


               IN WITNESS WHEREOF, this Agreement has been executed in duplicate on behalf of the Company by its officer thereunto duly authorized, and by the Optionee, in acceptance of the above mentioned Option, subject to the terms of the Plan and of this Agreement, all as of the day and year first above written.

                                      WILSHIRE TECHNOLOGIES, INC.


                                      By:  /s/ KEVIN MULVIHILL
                                         --------------------------------------
                                           Kevin Mulvihill
                                           President and Chief Executive Officer


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        I hereby accept the foregoing stock option on the terms and conditions herinabove stated.

        I understand that the shares issuable to me on exercise of this option have not been registered under the Securities Act of 1933 and that the Company has no intention of so registering such shares.



                                               /s/ Charles Black
                                             ----------------------------------
                                                 Charles H. Black
                                                 Optionee


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                               EXERCISE OF OPTION

        The undersigned hereby irrevocably elects to exercise the right to purchase _______________ shares of Common Stock of Wilshire Technologies, Inc. (the "Shares"), such right being represented by the Stock Option granted to me on June 30, 2001 and herewith tenders payment for the Shares to the order of Wilshire Technologies, Inc., in the amount of $________________ (equal to [the number of shares] multiplied by $_________ [the exercise price stated in the Stock Option]).

        The undersigned requests that a certificate for the Shares be registered in the of ____________, and delivered to, the undersigned at the following address:


_______________________________________________

_______________________________________________

_______________________________________________


                       ___________________________________
                             (Please print or type)


Date:___________      Signature_______________________________


                    Social Security Number______-___-_______


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